                            Heller Financial, Inc.

                             Class A Common Stock
                          (par value $0.25 per share)

                                --------------

                            Underwriting Agreement
                                (U.S. Version)
                            ----------------------

                                                                  April .., 1998

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.,
BT Alex. Brown Incorporated,
Lehman Brothers Inc.,
Merrill, Lynch & Co.,
 Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
As representatives of the several Underwriters
 named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Heller Financial, Inc., a Delaware corporation (the "Company") and a wholly-owned subsidiary of Fuji America Holdings, Inc., a Delaware corporation ("FAHI"), which in turn is a wholly-owned subsidiary of The Fuji Bank, Limited, a Japanese banking corporation ("Fuji Bank"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 30,150,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 4,522,500 additional shares (the "Optional Shares") of Class A Common Stock, par value $0.25 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

     It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of 3,852,500 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, J.P. Morgan Securities Ltd., BT Alex. Brown International, A Division of Bankers Trust International PLC, Lehman Brothers International (Europe) and Merrill Lynch International are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

     1. (a) Each of the Company and Fuji Bank represents and warrants to, and agrees with, each of the Underwriters that:

          (i) A registration statement on Form S-2 (File No. 333-46915) (as amended by any pre-effective amendments, the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which becomes effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time [such part of] the Initial Registration Statement became effective or the Rule 462(b) Registration Statement, if any, becomes effective, each as amended at the time [such part of] the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, [becomes] effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be);

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus distributed by the Underwriters, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iii) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus or any amendment or supplement thereto as to the Prospectus or any such amendment or supplement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (v) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position, results of operations and changes in financial position of the corporations to which they relate, as of the respective dates of, or for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved;

          (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as contemplated or set forth in the Registration Statement and the Prospectus, (i) there has not been any material adverse change in the financial condition, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries have entered into any transaction not in the ordinary course of business material to the Company and its subsidiaries taken as a whole and (iii) neither the Company nor any of its subsidiaries have incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business which are material in relation to the Company and its subsidiaries taken as a whole.

          (vii) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all personal property, owned by it and material to the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries and material to the Company and its subsidiaries, taken as a whole, are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries;

          (viii) The Company and each of its subsidiaries (other than subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X promulgated by the Commission) have been duly incorporated and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation; each of the Company and such subsidiaries is duly licensed and duly qualified to do business as a foreign corporation and is in good standing in all the jurisdictions in which it owns or leases substantial property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and its subsidiaries, taken as a whole; and each of the Company and such subsidiaries has all necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus; all the outstanding shares of capital stock of each such subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances (except for directors' qualifying shares and except as disclosed in the Prospectus); and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body that has not been obtained is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of such capital stock contained in the Prospectus;

          (x) The Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

          (xi) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

          (xii) The Company has all requisite power and authority (corporate and other) to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement, to consummate the transactions contemplated hereby and thereby, including without limitation, the power and authority to issue, sell and deliver the Shares, as provided herein and therein, and to comply with the terms of this Agreement and the International Underwriting Agreement;

          (xiii) The issue, sale and delivery of the Shares by the Company hereunder and under the International Underwriting Agreement, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement, the consummation of the transactions herein and therein contemplated and the application of the proceeds thereof as contemplated in the Prospectus (collectively, the "Transactions") will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such breaches, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Transactions or on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole and would not prevent the Company from performing its obligations hereunder or under the International Underwriting Agreement, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation, By-laws or other organizational documents of the Company or any of its subsidiaries or any statute or, to the knowledge of the Company, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement and the application of the proceeds thereof as contemplated in the Prospectus, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

          (xiv) Each of the Company and its subsidiaries has complied in all respects with all laws, regulations and orders applicable to it or its businesses the violation of which, individually or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (xv) Neither the Company nor any of its subsidiaries is in violation of its Amended and Restated Certificate of Incorporation, By-laws or other organizational documents, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and its subsidiaries, taken as a whole;

          (xvi) Except as would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole, (i) each of the Company and its subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and foreign governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to engage in the business currently conducted by it in the manner described in the Prospectus; (ii) all Authorizations required pursuant to clause (i) of this paragraph are valid and in full force and effect; and (iii) each of the Company and its subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto;

          (xvii) The statements set forth in the Prospectus [under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock,] under the caption "Certain United States Tax Consequences to Non-United States Holders" in the prospectus relating to the International Shares, and under the caption "Certain Relationships and Related Transactions", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

          (xviii) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xix) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (xx) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution of this Agreement or the International Underwriting Agreement by the Company or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand the Company or any of its subsidiaries to register under the Act or analogous foreign laws and regulations any securities held by them;

          (xxi) The Amended and Restated Keep Well Agreement, dated as of April __, 1998 (the "Keep Well Agreement"), between the Company and Fuji Bank has been duly authorized, executed and delivered by[, and constitutes the valid and binding obligation of,] the Company enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and the effects of general principles of equity, whether applied by a court of law or equity; and

          (xxii) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (b) Fuji Bank represents and warrants to, and agrees with, each of the Underwriters that:

          (i) Fuji Bank has been duly incorporated and is validly existing as a banking corporation under the laws of Japan, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (ii) FAHI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (iii) Fuji Bank has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement, to consummate the transactions contemplated hereby and thereby, and to comply with the terms of this Agreement and the International Underwriting Agreement;

          (iv) The issuance, sale and delivery of the Shares by the Company hereunder and under the International Underwriting Agreement, the compliance by Fuji Bank and the Company with all of the provisions of this Agreement and the International Underwriting Agreement, the consummation of the transactions herein and therein contemplated and the application of the proceeds thereof as contemplated in the Prospectus will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Fuji Bank or any of its subsidiaries is a party or by which Fuji Bank or any of its subsidiaries is bound or to which any of the property or assets of Fuji Bank or any of its subsidiaries is subject, except for such breaches, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Transactions or on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole and would not prevent Fuji Bank or the Company from performing its obligations hereunder or under the International Underwriting Agreement, nor will such action result in any violation of the provisions of the Certificate of Incorporation, By-laws or other organizational documents of Fuji Bank or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Fuji Bank or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by Fuji Bank and the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

          (v) All of the issued shares of capital stock of FAHI have been duly authorized and validly issued and are fully paid and non-assessable; all of the issued shares of capital stock of FAHI are owned directly by Fuji Bank, free and clear of all liens, encumbrances, equities or claims; and all issued shares of Class B Common Stock, par value $0.25 per share (the "Class B Common Stock"), of the Company are owned directly by FAHI, free and clear of all liens, encumbrances, equities or claims.

          (vi) Each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by Fuji Bank; and

          (vii) The Keep Well Agreement has been duly authorized, executed and delivered by [and constitutes the valid and binding obligation of,] Fuji Bank enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and the effects of general principles of equity, whether applied by a court of law or equity.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $_________________ the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 4,522,500 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal same day funds to an account specified by the Company. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on ______, 1998 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Katten Muchin

& Zavis, 525 West Monroe Street, Chicago, Illinois 60661 (the "Closing Location"), and the Shares will be delivered at the Designated Office against payment therefor, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto or their representatives.

     5.   (a)   The Company agrees with each of the Underwriters:

          (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

          (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws to the extent necessary to permit the commencement and continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (iii) Prior to 12:00 noon, New York City time, on the New York Business Day (as defined below) next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus, in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (v) (i) After the end of each fiscal year, to furnish to its stockholders an annual report (including a consolidated balance sheet and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries certified by independent public accountants) no later than required by the rules and regulations of the Commission or any national securities exchange on which any securities of the Company may be listed, (ii) after the end of each of the first three quarters of each fiscal year, if so required by the rules and regulations of the Commission or any national securities exchange on which any securities of the Company may be listed (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, no later than required by such rules and regulations; and (iii) after the end of the first three fiscal quarters of each fiscal year, upon the request of any holder of Stock, a quarterly report satisfying the requirements of Form 10-Q for such fiscal quarter, in the form filed by the Company with the Commission;

          (vi) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or furnished generally to the stockholders of the Company or to any national securities exchange on which any class of securities of the Company is listed; and
     (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (vii) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (viii) To use its best efforts to list, subject to notice of issuance, the Shares on the Exchange; and

          (ix) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     (b) Each of the Company and Fuji Bank, jointly and severally, agrees with each of the Underwriters that during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to directly or indirectly offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any shares of Stock or Class B Common Stock or any other securities of the Company that are substantially similar to the Shares or the Class B Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or Class B Common Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing, or upon the conversion or exchange of convertible or exchangeable securities outstanding, on the date of this Agreement), or enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequence of ownership of Stock or any securities substantially similar to the Shares, without the prior written consent of Goldman, Sachs & Co.

     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of its counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses, if any, in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, if any; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares;
(vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6, and Sections 7 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. Fuji Bank will pay or cause to be paid its own respective fees and expenses and those of FAHI (including the fees, disbursements and expenses of their respective counsel) in connection with the registration, offering and sale of the Shares.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Company and Fuji Bank herein are, at and as of such Time of Delivery, true and correct, the condition that each of the Company and Fuji Bank shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

     (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) (i) Katten Muchin & Zavis, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (2) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued and are fully paid and nonassessable; and the Shares conform to the description of the Stock contained in the Prospectus;

               (3) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Illinois;

               (4) Such counsel shall confirm that, based on representations made in an Officer's Certificate from the Company and a review of such counsel's litigation docket, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which seek to affect the enforceability of this Agreement or the International Underwriting Agreement;

               (5) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby, including without limitation the requisite power and authority to issue, sell and deliver the Shares as provided herein and therein;

               (6) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

               (7) The issue, sale and delivery by the Company of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such breaches, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Transactions or on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole and would not prevent the Company from performing its obligations hereunder or under the International Underwriting Agreement, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel and to which the Company is subject, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, provided, however, that except as specifically set forth in their opinion, such counsel express no belief with respect to compliance by the Company in the Prospectus with the disclosure requirements of the Federal securities laws;

               (8) No consent, approval, authorization, order, registration, qualification, filing or license of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

               (9) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain United States Tax Consequences to Non-United States Holders" in the prospectus relating to the International Shares, and under the caption "Certain Relationships and Related Transactions", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

               (10) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (11) The Keep Well Agreement has been duly authorized, executed and delivered by [, and constitutes the valid and binding obligation of,] the Company and is enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and the effects of general principles of equity, whether applied by a court of law or equity; and

               (12) The documents incorporated by reference in the Prospectus (other than the financial statements, related schedules and notes and other financial data therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (13) In addition, such counsel shall confirm that such counsel have reviewed the Registration Statement and the Prospectus and participated in conferences with officers and representatives of the Company, the Company's independent public accountants and you and your counsel, at which the contents of the Registration Statement and the Prospectus were discussed, and that the Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and notes and other financial data therein, as to which such counsel need express no belief) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (9) of this
          Section 7(c)(i); without assuming responsibility for the accuracy, completeness or fairness of such statements except as specified in the opinion in subsection (9) of this Section 7(c)(i), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, related statements and related schedules and notes and other financial data therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and notes and other financial data therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and notes and other financial data therein, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Illinois, the corporate laws of the State of Delaware, and the Federal laws of the United States.

          (ii) Mark J. Ohringer, Associate General Counsel of the Company and FAHI, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (1) The Company and each of its subsidiaries (other than subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X promulgated by the Commission) have been duly incorporated and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation; each of the Company and such subsidiaries is duly licensed and duly qualified to do business as a foreign corporation and is in good standing in all the jurisdictions in which it owns or leases substantial property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and its subsidiaries, taken as a whole; and each of the Company and such subsidiaries has the requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus; all the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and except as disclosed in the Prospectus, are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances; and no consent, approval, authorization, order, registration or qualification, filing or license of or with any court or governmental agency or body that has not been obtained is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

               (2) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate be reasonably likely to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (3) The issue, sale and delivery by the Company of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or FAHI or any of their respective subsidiaries is a party or by which the Company or FAHI or any of their respective subsidiaries is bound or to which any of the property or assets of the Company or FAHI or any of their respective subsidiaries is subject, except for such breaches, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Transactions or on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole and would not prevent the Company from performing its obligations hereunder or under the International Underwriting Agreement, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-laws of the Company or FAHI or any statute or any order, rule or regulation known to such counsel and to which the Company or FAHI is subject of any court or governmental agency or body having jurisdiction over the Company or FAHI or any of their respective subsidiaries or any of their properties, provided, however, that except as specifically set forth in his opinion, such counsel expresses no belief with respect to the compliance by the Company in the Prospectus with the disclosure requirements of the Federal securities laws;

               (4) Neither the Company nor any of its subsidiaries nor FAHI is in violation of its Certificate of Incorporation, By-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such breaches or violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Transactions or on the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole and would not prevent the Company from performing its obligations hereunder or under the International Underwriting Agreement;

               (5) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the caption "Certain Relationships and Related Transactions", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

               (6) The documents incorporated by reference in the Prospectus (other than the financial statements, related schedules and the note and other financial data therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (7) In addition, such counsel shall confirm that such counsel has reviewed the Registration Statement and the Prospectus and participated in conferences with officers and representatives of the Company, the Company's independent public accountants and you and your counsel, at which the contents of the Registration Statement and the Prospectus were discussed, and that the Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and the notes and other financial data therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection
          (6) of this Section 7(c)(ii), without assuming responsibility for the accuracy, completeness or fairness of such statements (except for those referred to in the opinion in subsection (6) of this Section 7(c)(ii), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related statements, related schedules and the notes and other financial data therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and notes and other financial data therein, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and she does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

          In giving such opinion, such counsel may state that such opinion is limited to the laws of the State of Illinois, the corporate laws of the State of Delaware, and the Federal laws of the United States, except that such counsel expresses no opinion as to the securities or Blue Sky laws of any state of the United States or the securities laws of any foreign jurisdiction.

          (iii) Tsunematsu Yonase & Sekine, Japanese counsel to Fuji Bank, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (1) Fuji Bank has been duly incorporated and is validly existing as a banking corporation under the laws of Japan;

               (2) Fuji Bank has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby;

               (3) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by Fuji Bank;

               (4) The issuance, sale and delivery by the Company of the Shares being delivered at such Time of Delivery, the consummation by Fuji Bank of the transactions herein and therein contemplated and in the manner herein and therein contemplated and compliance by Fuji Bank with the terms of this Agreement and the International Underwriting Agreement do not and will not violate, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the organizational documents of Fuji Bank or any indenture or other agreement or instrument known to such counsel to which Fuji Bank is a party or by which Fuji Bank is bound or any law, rule, regulation, judgment or order known to such counsel to be applicable to Fuji Bank of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over Fuji Bank or any of its properties;

               (5) No consent, approval, authorization, order, registration, qualification, filing or license of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by each of the Company and Fuji Bank of the transactions contemplated by this Agreement and the International Underwriting Agreement; and

               (6) The Keep Well Agreement has been duly authorized, executed and delivered by Fuji Bank; the choice of New York law to govern the Keep Well Agreement would be recognized under Japanese law as a valid choice of law; and the Keep Well Agreement would not violate any Japanese law or public policy known to such counsel.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of Japan.

          (iv) Shearman & Sterling, special United States counsel to Fuji Bank, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that no consent, approval, authorization, order, registration, qualification, filing or license of any United States federal or state bank regulatory body or authority is required for the issue and sale of the Shares or the consummation by each of the Company and Fuji Bank of the transactions contemplated by this Agreement and the International Underwriting Agreement;

     (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement which includes or is deemed to include or incorporates by reference a prospectus filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

     (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the representatives of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by [Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Duff & Phelps, Inc.,] and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

     (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York [or Illinois] State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (h) The Shares to be sold at such Time of Delivery shall have been duly approved for listing, subject to notice of issuance, on the Exchange;

     (i) Each of the Company, Fuji Bank and FAHI shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of each of the Company, Fuji Bank and FAHI satisfactory to you as to the accuracy of the representations and warranties of each of the Company and Fuji Bank herein at and as of such Time of Delivery, as to the performance by each of the Company and Fuji Bank of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
(a) and (e) of this Section 7 and as to such other matters as you may reasonably request.

     (j) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

     8. (a) Each of the Company and Fuji Bank (each, a "Heller Party"), jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus distributed by the Underwriters, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Heller Parties shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, distributed by the Underwriters, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless each Heller Party against any losses, claims, damages or liabilities to which such Heller Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus distributed by the Underwriters, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus distributed by the Underwriters, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse such Heller Party for any legal or other expenses reasonably incurred by such Heller Party in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) of this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) of this Section 8 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Heller Parties on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) of this Section 8, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Heller Parties on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Heller Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Heller Parties on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Heller Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations hereunder and not joint.

     (e) The obligations of the Heller Parties under this Section 8 shall be in addition to any liability which the Heller Parties may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls any Heller Party within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) of this Section 9, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) of this Section 9, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) of this Section 9 to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company, Fuji Bank and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and Fuji Bank, and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Fuji Bank, or any officer or director or controlling person of the Company or Fuji Bank, and shall survive delivery of and payment for the Shares.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and Fuji Bank shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but if for any other reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company and Fuji Bank will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and Fuji Bank shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives of the Underwriters.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or Fuji Bank shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company or Fuji Bank (as the case may be) set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and Fuji Bank and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company or Fuji Bank and each person who controls the Company or Fuji Bank or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, the term "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and Fuji Bank. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be furnished to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         Heller Financial, Inc.

                                         By:....................................
                                             Name:
                                             Title:


                                         The Fuji Bank, Limited

                                         By:....................................
                                             Name:
                                             Title:


     Accepted as of the date hereof:

     Goldman, Sachs & Co.
     J.P. Morgan Securities Inc.
     BT Alex. Brown Incorporated
     Lehman Brothers Inc.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated

     By: ..................................
            (Goldman, Sachs & Co.)

            On behalf of each of the Underwriters

                                  SCHEDULE I

                                                                                               Number of Optional
                                                                                                  Shares to be
                                                                              Total Number of     Purchased if
                                                                                Firm Shares      Maximum Option
                                Underwriter                                   to be Purchased      Exercised
                                ----------                                    ---------------      ---------
Goldman, Sachs & Co.........................................................
J.P. Morgan Securities Inc..................................................
BT Alex. Brown Incorporated.................................................
Lehman Brothers Inc.........................................................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................................
[Names of other Underwriters]...............................................

     Total..................................................................  ---------------    ---------------

                                                                              ===============    ===============

                                  SCHEDULE II

                     Principal Subsidiaries of the Company


Heller International Group, Inc.
Heller International Holdings, Inc.
Heller Holding France, S.A.
Factofrance Heller, S.A.

                                                                         ANNEX I

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.